UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/07/2006

GSI COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-16611

Delaware	04-2958132
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

935 First Avenue
King of Prussia, PA 19406
(Address of principal executive offices, including zip code)

610-265-3229
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

This Form 8-K describes actions taken with respect to certain compensation matters to the extent such matters relate to the executive officers who are expected to be named in the Summary Compensation Table of the Company's 2006 Proxy Statement (the "Named Executive Officers").

Base Salary

On March 7, 2006, the annual base salary of the following Named Executive Officers was increased, effective as of January 1, 2006:

-        Robert J. Blyskal, President and Chief Operating Officer, annual base salary increased from $375,000 to $403,000;
-        Stephen J. Gold, Executive Vice President and Chief Information Officer, annual base salary increased from $329,000 to $354,000;
-        Arthur H. Miller, Executive Vice President and General Counsel, annual base salary increased from $329,000 to $354,000; and
-        Damon Mintzer, Executive Vice President, Sales; President and Chief Operating Officer of Global-QVC Solutions, Inc., annual base salary increased from $354,000 to $379,000.

Additionally, on March 6, 2006, the annual base salary of other executive officers was increased, effective as of January 1, 2006.

Awards Under the 2005 Equity Incentive Plan

On March 7, 2006, the Compensation Committee granted under the Company's 2005 Equity Incentive Plan (the "2005 Plan") the following restricted stock unit awards to acquire the number of shares of the Company's common stock listed below. These restricted stock unit awards vest as to 25% of the total number of shares subject to the award on each of the first, second, third and fourth annual anniversary of the grant date:

-        Robert J. Blyskal, 29,126 shares;
-        Stephen J. Gold, 21,035 shares;
-        Arthur H. Miller, 19,417 shares; and
-        Damon Mintzer, 22,653 shares.

On March 7, 2006, the Compensation Committee also granted under the Company's 2005 Plan the following restricted stock unit awards to acquire the number of shares of the Company's common stock listed below. These restricted stock unit awards vest as to 100% on March 7, 2008:

-        Arthur H. Miller, 6,472 shares; and
-        Damon Mintzer, 11,326 shares.

The foregoing summary regarding awards under the 2005 Equity Incentive Plan is not intended to be complete, and is qualified in its entirety by reference to the form of restricted stock unit grant notice which is Exhibit 10.2 to this Report and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

        (a)        Financial Statements of Businesses Acquired
None.
        (b)        Pro-forma Financial Information
None.
        (c)        Exhibits
The following exhibits are incorporated herein by reference:

Exhibit
Number
                 Description
10.1      2005 Equity Incentive Plan (incorporated herein by reference and filed as Appendix A to GSI Commerce, Inc.'s Definitive Proxy Statement on Schedule 14A filed on June 9, 2005)

10.2         Form of Restricted Stock Unit Grant Notice (Basic) Under the GSI Commerce, Inc. 2005 Equity Incentive Plan (incorporated herein by reference and filed as Exhibit 10.34 to GSI Commerce, Inc.'s Annual Report on Form 10-K filed on March 15, 2006)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

Date: March 20, 2006	By:	/s/ Michael G. Rubin
Michael G. Rubin
Chairman and Chief Executive Officer